Exhibit 10.11
The CORPORATEplan
For RETIREMENTSM
(Profit Sharing/401(k) Plan)
A Fidelity Prototype Plan
Non-Standardized Adoption Agreement No. 001
For use With
Fidelity Basic Plan Document No. 02

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.

1.11 NONELECTIVE EMPLOYER CONTRIBUTIONS
Note: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

a.	☑	Fixed Formula (An Employer may elect both the Safe Harbor Formula and one of the other fixed formulas. Otherwise, the Employer may only select one of the following.)

	(1)	☑	Fixed Percentage Employer Contribution – For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to 3% (not to exceed 15% for Plan Years beginning prior to 2002 and 25% for Plan Years beginning on or after January 1, 2002) of such Active Participant’s Compensation.

	(2)	☐	Fixed Flat Dollar Employer Contribution – The Employer shall contribute for each eligible Active Participant an amount equal to $ .

The contribution amount is based on an Active Participant’s service for the following period:

		(A)	☐	Each paid hour.

		(B)	☐	Each payroll period.

		(C)	☐	Each Plan Year.

		(D)	☐	Other:

	(3)	☐	Safe Harbor Formula – Effective only with respect to Plan Years that begin on or after January 1, 1999, the Nonelective Employer Contribution specified in the Safe Harbor Nonelective Employer Contribution Addendum is intended to satisfy the safe harbor contribution requirements under the Code such that the “ADP” test (and, under certain circumstances, the “ACP” test) is deemed satisfied. Please complete the Safe Harbor Nonelective Employer Contribution Addendum to the Adoption Agreement. (Choose only if Option 1.07(a), Deferral Contributions, is checked.)

(b)	☑	Discretionary Formula – The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer Contribution on behalf of eligible Active Participants in accordance with Section 5.10. Such contributions shall be allocated to eligible Active Participants based upon the following (check (1) or (2)):

	(1)	☑	Non-Integrated Allocation Formula – In the ratio that each eligible Active Participant’s Compensation bears to the total Compensation paid to all eligible Active Participants for the Plan Year.

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.

(2)	☐	Integrated Allocation Formula – As (A) a percentage of each eligible Active Participant’s Compensation plus (B) a percentage of each eligible Active Participant’s Compensation in excess of the “integration level” as defined below. The percentage of Compensation in excess of the “integration level” shall be equal to the lesser of the percentage of the Active Participant’s Compensation allocated under (A) above or the “permitted disparity limit” as defined below.

Note: An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(3) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

“Integration level” means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (A) or (B) below.

	(A)	___% (not to exceed 100%) of the Social Security taxable wage base for the Plan Year, or

	(B)	$___(not to exceed the Social Security taxable wage base).

“Permitted disparity limit” means the percentage provided by the following table:

The “Integration Level” is ___% of	The “Permitted Disparity Limit”
the Taxable Wage Base	is

20% or less	5.7%

More than 20%, but not more than 80%	4.3%

More than 80%, but less than 100%	5.4%

100%	5.7%
Note: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect Option 1.11(b)(2).

(c)	Continuing Eligibility Requirement(s) – A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant satisfies the following requirement(s) (Check the appropriate box(es) – Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.11(a)(3), Safe Harbor Formula, is checked):

	(1)	☐	No requirements.

	(2)	☑	Is employed by the Employer or a Related Employer on the last day of the Plan Year.

	(3)	☐	Earns at least 501 Hours of Service during the Plan Year.

	(4)	☐	Earns at least 1,000 Hours of Service during the Plan Year.

	(5)	☐	Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.

(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

(8)	☑	Special continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions. (Only if both Options 1.11(a) and (b) are checked.)

	(A)	The continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions is/are (2) (Fill in number of applicable eligibility requirement(s) from above.)

Note: If Option (2), (3), (4), or (5) above is selected then Nonelective Employer Contributions can only be funded by the Employer after the Plan Year ends. Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Plan Year, such Option such not become effective until the first day of the next Plan Year.

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.

AMENDMENT EXECUTION PAGE
     This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.
     The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Page	Effective Date
1.11		01/01/2005
     IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 23 day of January, 2006.

Employer:	Giant Industries, Inc.	Employer:

By:	/s/ Natalie R. Dopp	By:

Title:	VP, Human Resources	Title:

Accepted by:

Fidelity Management trust Company, as Trustee

By:	/s/ James F. Harrigan	Date:	1/24/2006

Title:	James F. Harrigan, Authorized Signatory

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.